Exhibit 10.47

EXECUTION COPY

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of May 11, 2005

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower, the Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of November 3, 2004 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

“Amendment No. 1 Effective Date” means the date on which all of the conditions to effectiveness of Amendment No. 1 to the Credit Agreement, dated as of May 11, 2005, have been satisfied.

“Assuming Lender” has the meaning specified in Section 2.18(d).

“Assumption Agreement” has the meaning specified in Section 2.18(d)(i).

“Canadian Dollars” and “CN$” each means lawful currency of Canada.

“Commitment Date” has the meaning specified in Section 2.18(b).

“Commitment Increase” has the meaning specified in Section 2.18(a).

“Committed Foreign Currencies” means Canadian Dollars, Sterling and Euros.

“Dollars” and the “$” sign each means lawful currency of the United States of America.

“EMU Legislation” means legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Equivalent” in Dollars of any Committed Foreign Currency on any date means the equivalent in Dollars of such Committed Foreign Currency determined by using the quoted spot rate at which the Sub-Agent’s principal office in London offers to exchange Dollars for such Committed Foreign Currency in London prior to 4:00 P.M. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement, and the “Equivalent” in any Committed Foreign Currency of Dollars means the equivalent in such Committed Foreign Currency of Dollars determined by using the quoted spot rate at which the Sub-Agent’s principal office in London offers to exchange such Committed Foreign Currency for Dollars in London prior to 4:00 P.M. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement.

“EURIBO Rate” means, for any Interest Period, the rate appearing on Moneyline Telerate Markets Page 248 (or on any successor or substitute page of such service, or any successor to or substitute for such service, in each case providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at 11:00 a.m., London time, two Business Days before the commencement of such Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in Euro are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurocurrency Rate Advance comprising part of such Borrowing in Euros to be outstanding during such Interest Period and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.07).

“Euro” and “€” each means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the EMU Legislation.

“Eurocurrency Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Eurocurrency Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Assumption Agreement pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

“Eurocurrency Rate” means, for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a)(i) in the case of any Revolving Credit Advance denominated in Dollars or any Committed Foreign Currency other than Euro, the rate per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum) appearing on Moneyline Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars or the applicable Committed Foreign Currency at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period or, if for any reason such rate is not available, and subject to the provisions of Section 2.07, the average (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars or the applicable Committed Foreign Currency is offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurocurrency Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if such Reference Bank shall not have such a Eurocurrency Rate Advance, U.S. $1,000,000) and for a period equal to such Interest Period or (ii) in the case of any Revolving Credit Advance denominated in Euro, the EURIBO Rate by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period.

“Eurocurrency Rate Advance” means an Advance denominated in Dollars or a Committed Foreign Currency that bears interest as provided in Section 2.07(a)(ii).

“Eurocurrency Rate Reserve Percentage” means, for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

“Increase Date” has the meaning specified in Section 2.18(a).

“Increased Commitment Amount” has the meaning specified in Section 2.18(b).

“Increasing Lender” has the meaning specified in Section 2.18(b).

“Other Lender” has the meaning specified in Section 2.18(e).

“Philadelphia Property” means the property known as “Digital 833 Chestnut Street” located at 833 Chestnut Street (aka 819-841 Chestnut St.), Philadelphia, Pennsylvania 19107.

“Primary Currency” has the meaning specified in Section 9.14(c).

“Revolving Credit Borrowing Minimum” means, in respect of Revolving Credit Advances denominated in Dollars, $5,000,000, in respect of Revolving Credit Advances denominated in Canadian Dollars, CN$5,000,000, in respect of Revolving Credit Advances denominated in Sterling, £5,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €5,000,000.

“Revolving Credit Borrowing Multiple” means, in respect of Revolving Credit Advances denominated in Dollars, $500,000, in respect of Revolving Credit Advances denominated in Canadian Dollars, CN$500,000, in respect of Revolving Credit Advances denominated in

Sterling, £500,000 and, in respect of Revolving Credit Advances denominated in Euros, €500,000.

“Revolving Credit Reduction Minimum” means, in respect of Revolving Credit Advances denominated in Dollars, $1,000,000, in respect of Revolving Credit Advances denominated in Canadian Dollars, CN$1,000,000, in respect of Revolving Credit Advances denominated in Sterling, £1,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €1,000,000.

“Revolving Credit Reduction Multiple” means, in respect of Revolving Credit Advances denominated in Dollars, $250,000, in respect of Revolving Credit Advances denominated in Canadian Dollars, CN$250,000, in respect of Revolving Credit Advances denominated in Sterling, £250,000 and, in respect of Revolving Credit Advances denominated in Euros, €250,000.

“Sub-Agent” means Citibank International plc.

“Sterling” and “£” each means lawful currency of the United Kingdom of Great Britain and Northern Ireland.

(b) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

“Administrative Agent’s Account” means (a) in the case of Advances denominated in Dollars, the account of the Administrative Agent maintained by the Administrative Agent with Citibank, N.A., at its office at 2 Penns Way, Suite 200, New Castle, Delaware 19720, ABA No. 021000089, Account No. 36852248, Account Name: Agency/Medium Term Finance, Reference: Digital Realty, Attention: Global Loans/Agency, (b) in the case of Advances denominated in any Committed Foreign Currency, the account of the Sub-Agent designated in writing from time to time by the Administrative Agent to the Borrower and the Lender Parties for such purpose and (c) in any such case, such other account as the Administrative Agent shall specify in writing to the Lender Parties.

“Base Rate Advance” means an Advance denominated in Dollars that bears interest as provided in Section 2.07(a)(i).

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in London and in the country of issue of the currency of such Eurocurrency Rate Advance (or, in the case of an Advance denominated in Euro, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open).

“Lenders” means the Initial Lenders, each Assuming Lender that shall become a party hereto pursuant to Section 2.18 and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

“Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and

Acceptances or Assumption Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or increased pursuant to Section 2.18.

(c) The definitions of “Eurodollar Lending Office”, “Eurodollar Rate”, “Eurodollar Rate Advance” and “Eurodollar Rate Reserve Percentage” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(d) The definition of “Borrower’s Account” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “or such other account” in the fourth line thereof and substituting therefor the words “and/or such other account”.

(e) The definition of “Domestic Lending Office” in Section 1.01 of the Credit Agreement is hereby amended by adding after the words “Assignment and Acceptance” in the third line thereof the words “or Assumption Agreement”.

(f) The definition of “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended by adding after the words “aggregate principal amount” in the second line thereof a new parenthetical to read “(based on the Equivalent in Dollars at such time)”.

(g) The definition of “Unused Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding after the words “aggregate principal amount” in the third line thereof a new parenthetical to read “(denominated in Dollars (or the Equivalent thereof))”.

(h) Section 2.01(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an amount for each such Revolving Credit Advance not to exceed such Lender’s Unused Revolving Credit Commitment at such time, and (ii) for all such Revolving Credit Advances denominated in a Committed Foreign Currency, in an aggregate amount at any time outstanding not to exceed the Equivalent of $100,000,000 in such Committed Foreign Currencies. Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Revolving Credit Advances of the same Type and in the same currency made simultaneously by the Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Lender’s Unused Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a).”

(i) Section 2.01(b) of the Credit Agreement is hereby amended by adding after the words “letters of credit” in the first sentence thereof the words “denominated in Dollars”.

(j) Section 2.01(c) of the Credit Agreement is hereby amended by adding after the words “Swing Line Advances” in the first sentence thereof the words “denominated in Dollars”.

(k) Section 2.02(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) Except as otherwise provided in Section 2.03, each Borrowing shall be made on notice, given not later than (x) 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurocurrency Rate Advances denominated in Dollars, (y) 1:00 P.M. (London time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Revolving Credit Borrowing consisting of Eurocurrency Rate Advances denominated in any Committed Foreign Currency, or (z) 12:00 P.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent (and, in the case of a Borrowing consisting of Eurocurrency Rate Advances denominated in any Committed Foreign Currency, simultaneously to the Sub-Agent), which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or telex or telecopier or e-mail, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing consisting of Eurocurrency Rate Advances, initial Interest Period and currency for each such Advance. Each Lender shall, before 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Dollars, and before 1:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Eurocurrency Advances denominated in any Committed Foreign Currency, make available for the account of its Applicable Lending Office to the Administrative Agent at the applicable Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account; provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or any Issuing Bank, as the case may be, and by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or such Issuing Bank, as the case may be, and such other Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.”

(l) Section 2.02(c) of the Credit Agreement is hereby amended in full to read as follows:

“(c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurocurrency Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than the Revolving Credit Borrowing Minimum or if the obligation of the Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.07(d)(ii), 2.09 or 2.10 and (ii) there may not be more than seven (7) separate Borrowings outstanding at any time.”

(m) Section 2.02(e) of the Credit Agreement is hereby amended in full to read as follows:

“(e) Unless the Administrative Agent shall have received notice from a Lender prior to (x) the date of any Borrowing consisting of Eurocurrency Rate Advances or (y) 12:00 Noon (New York City time) on the date of any Borrowing consisting of Base Rate Advances that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the higher of (A) the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Committed Foreign Currencies and (ii) in the case of such Lender, (A) the Federal Funds Rate in the case of Advances denominated in Dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Committed Foreign Currencies. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.”

(n) Section 2.05(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) Optional. The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Swing Line Facility, the Letter of Credit Facility and the Unused Revolving Credit Commitments; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of the Revolving Credit Reduction Minimum (or in the case of the Swing Line Facility, $250,000) or a Revolving Credit Reduction Multiple in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.”

(o) Section 2.06(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) Optional. The Borrower may, upon same day notice in the case of Base Rate Advances and two Business Days’ notice in the case of Eurocurrency Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than the Revolving Credit Reduction Minimum or a Revolving Credit Reduction Multiple in excess thereof or, if less, the amount of the Advances outstanding and (ii) if any prepayment of a Eurocurrency Rate Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c).”

(p) Section 2.06(b)(i) of the Credit Agreement is hereby amended by (i) adding after the words “in an amount” in the fourth line thereof the words “in Dollars” and (ii) adding after the words “aggregate principal amount” in clause (A) thereof the words “in Dollars (including, if applicable, the Equivalent in Dollars of any such Advances that are not Dollar denominated)”.

(q) Section 2.07(d)(ii) of the Credit Agreement is hereby amended in full to read as follows:

“(ii) If Moneyline Telerate Markets Page 3750 (or, with respect to Eurocurrency Rate Advances denominated in Euros, Moneyline Telerate Markets Page 248) is unavailable and fewer than two Reference Banks are able to furnish timely information to the Administrative Agent for determining the Eurocurrency Rate for any Eurocurrency Rate Advances,

(A) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurocurrency Rate Advances,

(B) each such Advance will automatically, on the last day of the then existing Interest Period therefor, (i) if such Advance is a Eurocurrency Rate Advance that is denominated in Dollars, Convert into Base Rate Advances and (ii) if such Advance is a Eurocurrency Rate Advance that is denominated in a Committed Foreign Currency, be exchanged for an Equivalent amount of Dollars and Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

(C) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist with respect to such Eurocurrency Rate Advances.”

(r) Section 2.08(a) of the Credit Agreement is hereby amended by adding after the words “Assignment and Acceptance” in the first sentence thereof the words “or the Assumption Agreement, as the case may be,”.

(s) Section 2.09(a) of the Credit Agreement is hereby amended by (i) adding after the words “portion of the Advances” in the fourth line thereof the words “denominated in Dollars”, (ii) adding after the words “Borrowing into Advances” in the fifth line thereof the words “denominated in Dollars” and (iii) adding after the words “(i) the date of such Conversion, (ii) the” in the twelfth line thereof the words “Dollar denominated”.

(t) Section 2.09(b) of the Credit Agreement is hereby amended by (i) adding after the words “comprising any Borrowing” in paragraph (i) thereof a new parenthetical to read “(including, if applicable, the Equivalent in Dollars of any such Advances that are not Dollar denominated)”, (ii) adding after the words “existing Interest Period therefor” in paragraph (ii) thereof “(i) if such Eurocurrency Rate Advance is denominated in Dollars, Convert into a Base

Rate Advance and (ii) if such Eurocurrency Rate Advance is denominated in a Committed Foreign Currency, be exchanged for an Equivalent amount of Dollars” and (iii) deleting “Convert” after the words “existing Interest Period therefor,” in paragraph (iii) thereof and substituting therefor “(1) if such Eurocurrency Rate Advance is denominated in Dollars, be Converted into a Base Rate Advance and (2) if such Eurocurrency Rate Advance is denominated in any Committed Foreign Currency, be exchanged for an Equivalent amount of Dollars and be Converted”.

(u) Section 2.10(a) of the Credit Agreement is hereby amended by adding after the words “central bank or other governmental authority” in clause (i) thereof the words “, including, without limitation, any agency of the European Union or similar monetary or multinational authority”.

(v) Section 2.10(c) of the Credit Agreement is hereby amended by adding after “existing Interest Period therefor” in clause (i) thereof the words “(x) if such Eurocurrency Advance is denominated in Dollars, Convert into a Base Rate Advance, and (y) if such Eurocurrency Advance is denominated in any Committed Foreign Currency, be exchanged for an equivalent amount of Dollars and”.

(w) Section 2.10(d) of the Credit Agreement is hereby amended in full to read as follows:

“(d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Advances in Dollars or any Committed Foreign Currency or to fund or continue to fund or maintain Eurocurrency Rate Advances in Dollars or any Committed Foreign Currency hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurocurrency Rate Advance will automatically, upon such demand, (x) if such Eurocurrency Advance is denominated in Dollars, Convert into a Base Rate Advance, and (y) if such Eurocurrency Advance is denominated in any Committed Foreign Currency, be exchanged for an equivalent amount of Dollars and Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurocurrency Lending Office if the making of such a designation would allow such Lender or its Eurocurrency Lending Office to continue to perform its obligations to make Eurocurrency Rate Advances or to continue to fund or maintain Eurocurrency Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.”

(x) Section 2.11(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) The Borrower shall make each payment hereunder (except with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Foreign Currency), irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.13), not later than 2:00 P.M. (New York City time) on the day when due in Dollars to the Administrative Agent at the applicable Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Borrower shall make each payment hereunder with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Foreign Currency, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.13), not later than 11:00 A.M. (local time) on the day when due in such Committed Foreign Currency to the Administrative Agent at the applicable Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Assuming Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.18 and upon the Administrative Agent’s receipt of such Lender’s Assumption Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to such Assuming Lender. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.”

(y) Section 2.11(e) of the Credit Agreement is hereby amended by deleting “at the Federal Funds Rate” at the end of the second sentence and substituting therefor “(i) at the Federal Funds Rate in the case of Advances denominated in Dollars or (ii) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in any Committed Foreign Currency”.

(z) Section 2.11 of the Credit Agreement is hereby further amended by (i) adding the following new subsection (f) thereto:

“(f) To the extent that the Administrative Agent receives funds for application to the amounts owing by the Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.11, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars or into a Committed Foreign Currency or from Dollars to a Committed Foreign Currency or from a Committed Foreign Currency to Dollars, as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.11, provided that the Borrower and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by the Borrower or such Lender as a result of any conversion or exchange of currencies effected pursuant to this Section 2.11(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that the Borrower agrees to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.11(f).” ; and

(ii) re-lettering the existing clause (f) thereof as clause (g).

(aa) Section 2.12(e) of the Credit Agreement is hereby amended by (i) adding after the words “each Initial Lender Party, and on the date of” in the first sentence thereof the words “the Assumption Agreement or” and (ii) adding after the words “provided, however, that if, at the effective date of the” in the second sentence thereof the words “Assumption Agreement or the”.

(bb) Section 2.15(b) of the Credit Agreement is hereby amended by adding after the words “Assignment and Acceptance” in clause (ii) thereof the words “and Assumption Agreement”.

(cc) Article II of the Credit Agreement is hereby amended by adding the following new Section 2.18 thereto:

“SECTION 2.18. Increase in the Aggregate Commitments. (a) The Borrower may, at any time by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments by not less than $5,000,000 (each such proposed increase, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments at any time exceed $350,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the conditions set forth in Sections 3.01(a)(i) and 3.02 shall be satisfied.

(b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment (an “Increased Commitment Amount”). If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment

Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Commitment Increase multiplied by the ratio of each Lender’s Increased Commitment Amount to the aggregate amount of all Increased Commitment Amounts.

(c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, or, if less than $5,000,000, the amount of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date.

(d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.18(c) (an “Assuming Lender”) shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.18(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:

(i) an assumption agreement from each Assuming Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each, an “Assumption Agreement”), duly executed by such Assuming Lender, the Administrative Agent and the Borrower; and

(ii) confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Administrative Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.18(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

(e) On the Increase Date, each Assuming Lender and each Increasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment from each Lender that is not an Assuming Lender or an Increasing Lender (an “Other Lender”) of a portion of the Advances then outstanding and owed to such Other Lender under this Agreement in an amount equal to (i) with respect to each Assuming Lender, such Assuming Lender’s Pro Rata Share (calculated immediately following the effectiveness of the increase in the Revolving Credit Facility on the Increase Date) of all Advances owed to such Other Lender immediately prior to the effectiveness of the increase in the Revolving Credit Facility on the Increase Date, and (ii) with respect to each Increasing Lender, the product of (A) the ratio, expressed as a percentage, obtained by dividing (1) the amount by which such Increasing Lender’s Commitment is increasing on the Increase Date by (2) the amount of the Revolving Credit Facility immediately following the increase thereof effected on the Increase Date, multiplied by, (B) all Advances owed to such Other Lender immediately prior to the effectiveness of the increase in the Revolving Credit Facility on the Increase Date. The Administrative Agent shall calculate the net amount to be paid by each Assuming Lender and Increasing Lender and received by each Other Lender in connection with the assignments effected hereunder on the Increase Date. Each Assuming Lender and Increasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Increase Date. The Administrative Agent shall distribute on the Increase Date the proceeds of such amount to each of the Other Lenders entitled to receive such payments at its Applicable Lending Office.”

(dd) Section 3.02 of the Credit Agreement is hereby amended in full to read as follows:

“SECTION 3.02. Conditions Precedent to Each Borrowing, Issuance, Renewal, Commitment Increase and Extension. The obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing), the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit, the extension of Commitments pursuant to Section 2.16, a Commitment Increase pursuant to Section 2.18 and the right of the Borrower to request a Swing Line Borrowing shall be subject to the further conditions precedent that on the date of such Borrowing, issuance, renewal, extension or increase the following statements shall be true and the Administrative Agent shall have received for the account of such Lender, the Swing Line Bank or such Issuing Bank (x) an Unencumbered Assets Certificate dated the date of such Borrowing, issuance, renewal, extension or increase and (y) a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing, issuance, renewal, extension or increase, stating that:

(i) the representations and warranties contained in each Loan Document are true and correct on and as of such date, before and after giving effect to (A) such Borrowing, issuance, renewal, extension or increase and (B) in the case of any Borrowing, issuance or renewal, the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date));

(ii) no Default or Event of Default has occurred and is continuing, or would result from (A) such Borrowing, issuance, renewal, extension or increase or (B) in the case of any Borrowing or issuance or renewal, from the application of the proceeds therefrom; and

(iii) for each Revolving Credit Advance or Swing Line Advance made by the Swing Line Bank or issuance or renewal of any Letter of Credit, (A)

60% of the Total Unencumbered Asset Value equals or exceeds the Facility Exposure that will be outstanding after giving effect to such Advance, issuance or renewal, respectively, and (B) before and after giving effect to such Advance, issuance or renewal, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request in order to confirm (i) the accuracy of the Loan Parties’ representations and warranties contained in the Loan Documents, (ii) the Loan Parties’ timely compliance with the terms, covenants and agreements set forth in the Loan Documents, (iii) the absence of any Default and (iv) the rights and remedies of the Secured Parties or the ability of the Loan Parties to perform their Obligations.”

(ee) Section 5.01(j)(iii)(A) of the Credit Agreement is hereby amended by adding the following proviso immediately after the words “either or both of such conditions; and” at the end of the existing proviso thereto:

“provided further that the survey in respect of the Philadelphia Property delivered to the Administrative Agent prior to the Amendment No. 1 Effective Date shall be deemed to be satisfactory for purposes of determining compliance with the provisions of clause (4) above with respect to the date of such survey; and”

(ff) Section 5.03(d) of the Credit Agreement is hereby amended in full to read as follows:

“(d) Unencumbered Assets Certificate. As soon as available and in any event within 45 days after the end of each quarter of each Fiscal Year, an Unencumbered Assets Certificate, as at the end of such quarter, certified by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor.”

(gg) Section 5.03(e) of the Credit Agreement is hereby amended in full to read as follows:

“(e) Unencumbered Assets Financials. As soon as available and in any event within 45 days after the end of each quarter of each Fiscal Year, financial information in respect of all Unencumbered Assets, in form and detail satisfactory to the Administrative Agent.”

(hh) Section 5.04(a)(iv) of the Credit Agreement is hereby amended by deleting the words “Total Debt” in the second line thereof and substituting therefor the words “Consolidated Debt”.

(ii) Section 8.02 is amended by (i) adding after the words “Administrative Agent receives and accepts an” in clause (a) thereof the words “Assumption Agreement entered into by an Assuming Lender as provided in Section 2.18 or an”, (ii) adding after the words “it has received and accepted such” in clause (a) thereof the words “Assumption Agreement or” and (iii) adding after the words “Assignment and Acceptance” in clause (a) thereof the words “as the case may, in each case”.

(jj) Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.07 thereto:

“SECTION 8.07. Sub-Agent. The Sub-Agent has been designated under this Agreement to carry out duties of the Administrative Agent with respect to Advances denominated in a Committed Foreign Currency. The Sub-Agent shall be subject to each of the obligations in this Agreement to be performed by the Sub-Agent, and each of the Borrower and the Lender Parties agrees that the Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as relate to the performance of its obligations hereunder.”

(kk) Section 9.02(a) of the Credit Agreement is hereby amended by (i) deleting the name “Jason Holloway” in the eighth line thereof and substituting therefor the name “Wendy Will” and (ii) deleting the e-mail address “Jason@gipartners.com” in the ninth line thereof and substituting therefor the e-mail address “wwill@digitalrealtytrust.com”.

(ll) Section 9.04(c) is hereby amended by deleting after the words “Conversion pursuant to” in the third line thereof the words “Section 2.06, 2.09(b)(i) or 2.10(d)” and substituting therefor the words “Section 2.06, 2.09(b)(i), 2.10(d) or 2.18(e)”.

(mm) Article IX of the Credit Agreement is hereby amended by (i) adding the following new Section 9.14 thereto:

“SECTION 9.14. Judgment Currency. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at Citibank N.A.’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in a Committed Foreign Currency into Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Committed Foreign Currency with Dollars at Citibank N.A.’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(c) The obligation of the Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (including by the Administrative Agent on behalf of such Lender, as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency. If the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be)

against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Lender or the Administrative Agent (as the case may be) agrees to promptly remit to the Borrower such excess.” ;

(ii) adding the following new Section 9.15 thereto:

“SECTION 9.15. Substitution of Currency. If a change in any Committed Foreign Currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Eurocurrency Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrower) to be necessary to reflect the change in currency and to put the Lender Parties and the Borrower in the same position, so far as possible, that they would have been in if no change in such Committed Foreign Currency had occurred.” ; and

(iii) to renumber the existing Section 9.14 as Section 9.16.

(nn) Each reference in the Credit Agreement, in Schedule I to the Credit Agreement and in Exhibit D (Assignment and Acceptance) to the Credit Agreement to “Eurodollar Lending Office” shall, on and after the Amendment Effective Date, be deemed to be a reference to “Eurocurrency Lending Office”.

(oo) Each reference in the Credit Agreement to “Eurodollar Rate” shall, on and after the Amendment Effective Date, be deemed to be a reference to “Eurocurrency Rate”.

(pp) Each reference in the Credit Agreement to “Eurodollar Rate Advance” shall, on and after the Amendment Effective Date, be deemed to be a reference to “Eurocurrency Rate Advance”.

(qq) Each reference in the Credit Agreement to “Eurodollar Rate Reserve Percentage” shall, on and after the Amendment Effective Date, be deemed to be a reference to “Eurocurrency Rate Reserve Percentage”.

(rr) Exhibit B (Notice of Borrowing) to the Credit Agreement is hereby amended in its entirety in the form attached hereto as Annex A.

(ss) Exhibit F (Unencumbered Assets Certificate) to the Credit Agreement is hereby amended by deleting the reference in the title thereof to “Month ending         /        /        ” and substituting therefor the reference “Quarter ending         /        /        ”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of Digital Realty Predecessor referred to in Section 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Parent Guarantor and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent prior to the Amendment Effective Date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(e) Certified copies of (i) the resolutions of the Board of Directors, general partner or managing member, as applicable, of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) each Guarantor approving the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(f) A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 3. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ A. William Stein
		Name:	A. William Stein
		Title:	Chief Financial Officer and Chief Investment Officer

Signature Page

ADMINISTRATIVE AGENT:

CITICORP NORTH AMERICA, INC.

By	/s/ Blake R. Gronich
	Name:	Blake R. Gronich
	Title:	Vice President

Signature Page

LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION

By	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page

BANK OF AMERICA, N.A.

By	/s/ Christopher T. Neil
	Name:	Christopher T. Neil
	Title:	Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION

By	/s/ John J. Murphy
	Name:	John J. Murphy
	Title:	Vice President

Signature Page

ROYAL BANK OF CANADA

By	/s/ Gordon MacArthur
	Name:	Gordon MacArthur
	Title:	Authorized Signatory

Signature Page

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

By	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Associate

Signature Page

CONSENT

Dated as of May 11, 2005

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By		/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL SERVICES, INC.

By		/s/ A. William Stein
Name: A. William Stein
Title: Authorized Signatory

GLOBAL ASML, LLC

By:		DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC., its
sole general partner

By		/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:		DIGITAL REALTY TRUST, INC., its
sole general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET
HOLDING COMPANY, LLC

	By:		DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC., its
sole general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:		DIGITAL REALTY TRUST, INC., its
sole general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC., its
sole general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC., its
sole general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC,
its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its sole member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its sole member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its sole member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its general partner

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

ANNEX A TO AMENDMENT NO. 1

TO THE CREDIT AGREEMENT

EXHIBIT B TO THE

REVOLVING CREDIT AGREEMENT

FORM OF NOTICE

OF BORROWING

NOTICE OF BORROWING

                     ,

Citicorp North America, Inc., as Administrative Agent under the Credit Agreement referred to below
2 Penns Way, Suite 200 New Castle, Delaware 19720 United States of America Attention: Anitra Lawrence, Bank Loan Syndications Department

[Citibank International plc, as Sub-Agent under the Credit Agreement referred to below
4 Harbour Exchange, 2nd Floor London E14 9GE United Kingdom Attention: ]

Ladies and Gentlemen:

The undersigned, DIGITAL REALTY TRUST, L.P., refers to the Revolving Credit Agreement dated as of November 3, 2004 (as amended from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, Digital Realty Trust, Inc., as Parent Guarantor, the Subsidiary Guarantors party thereto, the Lender Parties party thereto and Citicorp North America, Inc., as Administrative Agent for the Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section [2.02(a)][2.02(b)] of the Credit Agreement:

(i)	The Business Day of the Proposed Borrowing is _________ __, ____.

(ii)	The Facility under which the Proposed Borrowing is requested is the [Revolving Credit][Swing Line] Facility.

(iii)	The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurocurrency Rate Advances].

(iv)	The aggregate amount of the Proposed Borrowing is [ ].

(v)	[The initial Interest Period for each Eurocurrency Rate Advance made as part of the Proposed Borrowing is month[s].] [The currency for such Borrowing is [Canadian Dollars][Sterling][Euros]. [The maturity of such Borrowing is .]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)	The representations and warranties contained in each Loan Document are true and correct on and as of the date of the Proposed Borrowing, before and after giving effect to (x) the Proposed Borrowing and (y) the application of the proceeds therefrom, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date, in which case as of such specific date).

(B)	No Default has occurred and is continuing, or would result from (x) such Proposed Borrowing or (y) the application of the proceeds therefrom.

(C)	(i) 60% of the Total Unencumbered Asset Value equals or exceeds the aggregate principal amount of the Revolving Credit Advances plus Swing Line Advances plus Letter of Credit Advances to be outstanding plus the aggregate Available Amount of all Letters of Credit to be outstanding after giving effect to the Proposed Borrowing, (ii) before and after giving effect to the Proposed Borrowing, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Credit Agreement and (iii) all supporting information provided to the Administrative Agent and in the case of Eurocurrency Rate Advances, the Sub-Agent, contemporaneously with this Notice of Borrowing was prepared in good faith and accurately shows the computations used in determining compliance with the covenants contained in Section 5.04 of the Credit Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[Signature Page Follows]

DIGITAL REALTY TRUST, L.P.

By:	Digital Realty Trust, Inc., its Sole General Partner

By:
Name:
Title:

Signature Page

DIGITAL REALTY TRUST, L.P.

By:	Digital Realty Trust, Inc., its Sole General Partner

By:
Name:
Title:

Signature Page